Supplement Dated April 30, 2009

To the Prospectus and Statement of Additional Information

Dated July 29, 2008 for the

WisdomTree DEFA Fund

The following information supplements, and should be read in conjunction with, the Prospectus and Statement of Additional Information for the Fund.

The WisdomTree DEFA Fund (Ticker Symbol: DWM) intends to begin operating as a “fund of funds” beginning on or about May 1, 2009. Thereafter, the Fund will attempt to achieve its investment objective by investing primarily in other WisdomTree exchange traded funds (“ETFs”). Instead of investing in several hundred securities, the Fund will now invest in only a few WisdomTree ETFs that, in turn, seek to track subsets of the WisdomTree DEFA Index. The Fund currently intends to invest in the WisdomTree Europe Total Dividend, Japan Total Dividend and Pacific ex-Japan Total Dividend Funds. By investing in these ETFs the Fund will achieve exposure to the securities in the DEFA Index. This change in strategy is intended to increase the efficiency of the Fund’s operations and facilitate trading in Fund shares. The change is not expected to generate any significant tax consequences for Fund investors. An investment in the Fund will be subject to the risks associated with the underlying ETFs and the securities held by such ETFs. References to the investments and risks of the Fund should be understood, unless otherwise indicated, as references to the investments and risks of the underlying WisdomTree ETFs.

The Fund’s fees will remain the same and are shown below as a percentage of net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees	0.48%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(a)	0.00%
Acquired Fund Fees and Expenses(b)	0.48%
Less: Fee Waivers(c)	(0.48%)
Net Annual Fund Operating Expenses(d)	0.48%
(a)

WisdomTree Asset Management has agreed to pay all operating expenses of the Fund, except interest expenses and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses through July 31, 2009. WisdomTree Asset Management receives a fee of up to .0044% in exchange for providing certain non-advisory services to the Fund.

(b)

“Acquired Fund Fees and Expenses” reflect fees and expenses that are not directly paid by the Fund. Rather, they are indirectly incurred as a result of investment in shares of the Underlying Funds. This amount is based on an estimate of the Fund’s allocation to Underlying Funds for the current fiscal year.

(c)	The adviser has contractually agreed to waive the Management Fees it is entitled to receive through July 31, 2010.
(d)	“Net Annual Fund Operating Expenses” reflects the Fund’s Management Fees, after waivers, and the indirect fees and expenses of the Acquired Funds that are not directly paid by the Fund.

The following sentence is added at the end of the Prospectus section entitled Investments by Registered Investment Companies:

The relief from 12(d)(1) is not available for investments in the WisdomTree DEFA Fund, since this Fund operates as an “ETF of ETFs.”

The following table replaces similar information under the Creation and Redemption Transaction Fees for Creation Units section of the Fund’s Prospectus. This information is generally not relevant to retail investors who purchase shares in the secondary market. It is intended for institutional investors who transact directly with the Fund.

Name of Fund	Approximate Value of One Creation Unit	Standard Creation/ Redemption Transaction Fee	Maximum Creation/ Redemption Transaction Fee
WisdomTree DEFA Fund	$3,500,000	$500	$2000

Additional information about the Fund and the other WisdomTree ETFs is available at www.wisdomtree.com.

WIS-SPD002-0409